                           SCHEDULE 14(c) INFORMATION
                 Information Statement Pursuant to Section 14(c)
               of the Securities Exchange Act of 1934, as Amended

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only [as permitted by Rule 14c-5(d)(2)]
[ ]  Definitive Information Statement
-----------------------------------------------------------------------------


                                  CONSIL CORP.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):  N/A

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14c-5(g).
[ ]  Fee Computed on Table Below Per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of Each Class of Securities to Which Transaction Applies:
                                  COMMON STOCK

(2)  Aggregate Number of Securities to Which Transaction Applies:
                                       N/A

(3) Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A

(4)  Proposed Maximum Aggregate Value of Transaction:
                                       N/A

(5)  Total Fee Paid:
                                       N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:


     (2) Form, Schedule, or Registration Statement No:


     (3) Filing Party:


     (4) Date Filed:

                                  CONSIL CORP.
                               6500 Mineral Drive
                        Coeur d'Alene, Idaho  83814-8788

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 1997

TO THE SHAREHOLDERS OF CONSIL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ConSil Corp., will be held on Monday, March 17,1997, at the offices of Ladner Downs, 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, for the following purposes:

     1. To elect five (5) members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified.

     2. To approve the Resolution of the Board of Directors to amend paragraph two of Article V of the Restated Articles of Incorporation to increase the number of issued and outstanding shares of the Company's Common Stock from 20,000,000 shares, $.10 par value, to 100,000,000 shares, no par value.

     3. To approve the Resolutions to ratify, approve and confirm the adoption by the Board of Directors of the Company's Stock Option Plan and Incentive Stock Option Plan.

     4. To approve the Resolution of the Board of Directors to grant stock options to Officers and Directors of the Company.

     5. To approve the Resolution authorizing the Board of Directors to grant stock options during the ensuing year pursuant to the rules and policies of the Vancouver Stock Exchange and the Company's Stock Option Plan and Incentive Stock Option Plan.

     6. To consider and vote upon the selection of Coopers & Lybrand as the Company's independent auditors for 1997.

     7. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on Wednesday, January 29, 1997, as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof. The stock transfer books of the Corporation will not be closed.

Hecla Mining Company is the record and beneficial owner of 7,418,300 shares (approximately 78.45%) of the outstanding Common Stock of ConSil Corp. It is Hecla's intention to vote all of its shares in favor of each matter to be considered by the Shareholders thereby assuring approval.

By order of the Board of Directors,

NATHANIEL K. ADAMS, Secretary

February 11, 1997


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    IMPORTANT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                   -------------------------------------------


                                  CONSIL CORP.
                               6500 Mineral Drive
                        Coeur d'Alene, Idaho  83814-8788

                        --------------------------------


                              INFORMATION STATEMENT

                 Relating to the Annual Meeting of Shareholders
                          to be held on March 17, 1997
                          ----------------------------


                                  INTRODUCTION

This Information Statement is being furnished in connection with matters to be considered and voted upon at the Annual Meeting of Shareholders of ConSil Corp. (the "Company") to be held at 2:00 p.m., on Monday, March 17, 1997, in the Main Board Room of Ladner Downs, 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This Information Statement is first being mailed to Shareholders on or about February 11, 1997.

Hecla Mining Company is the record and beneficial owner of 7,418,300 shares (approximately 78.45%) of the outstanding Common Stock of ConSil Corp. It is Hecla's intention to vote all of its shares in favor of each matter to be considered by the Shareholders thereby assuring approval. Although approval of each matter to be considered by the Shareholders is assured, the Company is required by Idaho corporate law to submit each of the matters to be considered to the vote of all Shareholders. There are no dissenter's rights applicable with respect to any matter to be considered by the Shareholders.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                   -------------------------------------------


                         PURPOSES OF THE ANNUAL MEETING

ELECTION OF DIRECTORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of five (5) members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (See "Election of Directors").


                                February 10, 1997

AMENDMENT OF RESTATED ARTICLES OF INCORPORATION

At the Annual Meeting, Shareholders will be asked to ratify, approve and confirm the following Resolution of the Board of Directors of the Company, unanimously adopted at the Annual Meeting of the Board of Directors held January 13, 1997, to authorize the Company to amend paragraph two of Article V of the Restated Articles of Incorporation.

     RESOLVED:   That  paragraph  two of  Article  V  of the  Company's Restated
     Articles of Incorporation shall be amended to read as follows:

                                   ARTICLE V.
                                     Shares

     The total number of shares of Common Stock that the corporation will have authority to issue is One Hundred Million (100,000,000), no par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

APPROVAL OF STOCK OPTION AND INCENTIVE STOCK OPTION PLANS

At the Annual Meeting, Shareholders will be asked to approve the following resolutions ratifying, approving, and confirming the Board of Directors' adoption of the Company's Stock Option Plan and Incentive Stock Option Plan effective January 13, 1997.

     RESOLVED: That the Stock Option Plan adopted by the Company's Board of Directors effective on January 13, 1997, be and hereby is ratified, approved and confirmed.

     IT IS FURTHER RESOLVED: That the Incentive Stock Option Plan adopted by the Company's Board of Directors effective January 13, 1997, be and hereby is ratified, approved and confirmed.

GRANT OF STOCK OPTIONS

At the Annual Meeting, Shareholders will be asked to approve the following resolutions ratifying, approving, and confirming the previous grant and ensuing grants by the Company of stock options to "insiders" of the Company, as defined under the Securities Act (British Columbia), in accordance with the policies of the Vancouver Stock Exchange as set forth below.

     RESOLVED: Stock options granted by the Board of Directors of the Company in the following amounts to the following individuals, who are insiders of the Company as defined by the Securities Act (British Columbia), be and the same are hereby ratified, approved, and confirmed, subject to regulatory approval in accordance with the requirements of the Vancouver Stock Exchange:

                              No. of Shares  Exercise Price    Expiration
      Name of Optionee        Under Option   Per Share (U.S.$) Date
      ---------------------   ------------   ----------------- -----------
      Incentive Stock Options:
         Ralph Noyes           175,000           $0.87         January 13, 2002
         Cheryl Maher          100,000            0.87         January 13, 2002
         Michael White          60,000            0.87         January 13, 2002
      Stock Options:
         R. Stuart Angus        60,000            0.87         January 13, 2002
         William Weymark        60,000            0.87         January 13, 2002
         Charles Asher          60,000            0.87         January 13, 2002

      IT IS FURTHER RESOLVED: That the Board of Directors of the Company be and are hereby authorized during the ensuing year to grant stock options, pursuant to the rules and policies of the Vancouver Stock Exchange and the Company's Stock Option Plan and Incentive Stock Option Plan, to individuals who are insiders of the Company as defined by the Securities Act (British Columbia) and to make amendments to existing stock options as may be permitted under the rules and policies of the Vancouver Stock Exchange and that any one director or officer is hereby authorized to do all acts and things, to deliver all documents and instruments, to give all notices and to deliver and file with regulatory authorities or otherwise or distribute all documents which may be necessary or desirable to give effect to or carry out the foregoing resolution.

Shareholder approval of the grant of incentive stock options to insiders is required prior to such options being exercised pursuant to the rules and policies of the Vancouver Stock Exchange. No one director or employee may be granted options that make available a number of shares exceeding five percent (5%) of the issued share capital of the Company. The option exercise price cannot be less than the average closing price of the Company's shares for the ten trading days immediately preceding the day on which the Company grants the option to the director or employee. The Company is then required to immediately issue a news release disclosing the grant; and within thirty (30) days thereafter, file the necessary documentation with the Vancouver Stock Exchange.

SELECTION OF INDEPENDENT AUDITORS

At the Annual Meeting, Shareholders will be asked to consider and vote upon the selection of Coopers & Lybrand as the Company's independent auditors for 1997 (See "Approval of Auditors").

                            VOTING AT ANNUAL MEETING

1. RECORD DATE. The Board of Directors of the Company has fixed the close of business on January 29, 1997, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 9,455,689 issued and outstanding shares of Common Stock (see "Recent Market Prices"). A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.

2.    VOTING POWER.    Shareholders  of the  Common  Stock  of the  Company  are
      entitled to one vote for each share held.

3. CUMULATIVE VOTING RIGHTS. In the election of directors, all voting is non-cumulative. Accordingly, the holders of more than fifty percent (50%) of the shares will be able to elect all the directors and the minority shareholders will not be able to elect a representative of the Board of Directors.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following information a is provided with respect to each director and executive officer of the Company. There are no audit, compensation, or other committees of the Company's Board of Directors. Directors received no remuneration for their services rendered or meetings attended during the year ended December 31, 1996.

                                 Year First    Term as
                                 Elected As    Director
Name                  Age        A Director    Expires In       Position
--------              -----      ----------    ----------       ---------
Ralph R. Noyes         49        1991          1997       President,   Chairman
                                                          of  the   Board,  and
                                                          Director
Gerald G. Carlson      50        1995          1997       President and Director
Michael B. White       46        1989          1997       Vice   President  and
Director
Cheryl Maher           46        -----         -----      Vice President-Finance
                                                          and Controller
Nathaniel K. Adams     34        -----         -----      Secretary
Charles F. Asher       75        1992          1997       Director
Robert Stuart Angus    47        1995          1997       Director
William J. Weymark     44        1995          1997       Director

RALPH R. NOYES has been Chairman of the Company since 1995 and President of the Company since December 1, 1996, following Mr. Carlson's resignation. Mr. Noyes previously served as President of the Company from 1991 to 1994. He was Vice President of Metal Mining and Exploration for Hecla Mining Company from 1988 to 1995.

GERALD G. CARLSON served as President and Director of the Company from 1995 until his resignation from both positions which became effective November 30, 1996.

MICHAEL B. WHITE has been Vice President of the Company since 1992 and Secretary
of the  Company since 1982.   Mr. White  is Vice  President-General Counsel  and
Secretary of Hecla Mining Company.

CHERYL MAHER was appointed Vice President of Finance and Controller of the Company on January 1, 1997. Ms. Maher, a certified public accountant, has practiced public accounting since 1993. Prior to that, she was employed as the Financial Operations Specialist for Hecla Mining Company.

NATHANIEL K. ADAMS has served as the Secretary of the Company since 1995. Mr. Adams is an attorney for Hecla Mining Company and has served as Hecla's Assistant Secretary since 1992.

CHARLES F. ASHER  is President of Plainview Mining Company.   He has served as a
director of Merger Miners Corporation and Verna Mae Mining since 1987.

ROBERT STUART  ANGUS is  an attorney  and partner in  the Canadian  law firm  of
Stikeman Elliott,  in Vancouver, British  Columbia.   He serves on  the board of
several public Canadian mineral resource companies.

WILLIAM J. WEYMARK, B.SC., P.ENG. has been President of Vancouver Wharves since December 1996. Prior to that he was Vice President of Operations of Vancouver Wharves from 1991 through 1996. He serves on the board of several public Canadian resource companies.

                REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

The following table sets forth information regarding the aggregate compensation for the fiscal years ended December 31, 1995, and 1996, paid or accrued for the Chief Executive Officer of the Company and the Chairman of the Company. The Company had no other paid executive officers nor other employees prior to July 1995. The Board of Directors did not designate a compensation committee to set the compensation of the president. The salaries were set by the Board of
Directors of the Company based on its familiarity with what constitutes competitive wages for the president of companies engaged in the mineral exploration industry. The Company has no retirement plan.

SUMMARY COMPENSATION TABLE(1)

                                                                      Long-term
                                       Annual Compensation(2)Compensation Awards
Name            Position              Year    Salary      Bonus(3)    Options(4)
-------         ----------            ----    ------      -------     ---------
Ralph R. Noyes    Chairman            1995    $ -0-         -0-         200,000
                  Chairman/President  1996    $35,000       -0-         200,000
Gerald G. Carlson President(5)        1995    $36,000       -0-         200,000
                  President           1996    $66,000       -0-         -0-

(1)   Information  for  deleted   columns  is  not  required   because  no  such
      compensation is paid by the Company for any such deleted column.

(2) The annual compensation set forth in the table is based upon: (1) the salary actually paid to Mr. Carlson for the period from July 1, 1995, through December 31, 1995, and for the fiscal year ended December 31, 1996; and (2) the salary actually paid to Mr. Noyes for the period from January 1, 1996 through July 1996. In addition, Mr. Noyes accrued (but has not been paid) consulting fees of $5,000 per month for the period from August 1, 1996, through December 31, 1996.

(3)   No bonuses were paid and the Company has no plan for paying bonuses.

(4) All stock options to acquire common stock, $.10 par value, of the Company referred to in the table above were granted pursuant to two Stock Option Agreements dated as of November 14, 1995, between the parties named above and Hecla Mining Company (Hecla). At December 1, 1995, upon Mr. Carlson's resignation, his options were terminated.

(5) Mr. Carlson commenced employment as President of the Company in July 1995. Effective November 30, 1996, Mr. Carlson resigned his position as president and as a director of the Company, and Mr. Noyes was appointed President by the Board of Directors effective December 1, 1996.

OPTIONS GRANTED IN LAST FISCAL YEAR

                                               Individual Grants
                     -------------------------------------------------------------
                                   % of Total                                        Potential Realizable
                                   Options                                           Value At Assumed Annual
                                   Granted to    Exercise or                         Rate of Stock Price for
                     Options       Employees in  Base Price:       Expiration        Option Term(2)
Name                 Granted(1)    Fiscal Year   $/Share           Date              5%               10%
------               ---------     -----------   ------------      --------          --------         ----------
Ralph R. Noyes:
    1995               200,000        50%          $0.10           11/14/97          $227,000         $251,000
    1996                   -0-         0%          $0.00                -0-               -0-              -0-
Gerald G. Carlson
    1995               200,000        50%          $0.10           11/14/97          $227,000         $251,000
    1996                   -0-         0%          $0.00                -0-               -0-              -0-

(1) All stock options to acquire Common Stock referred to in the table above were granted pursuant to two Stock Option Agreements dated as of November 14, 1995, between the parties named above and Hecla, and such options entitled the holder thereof to acquire Common Stock owned by Hecla. The terms of both Stock Option Agreements are substantially identical. Each of the Stock Option Agreements provides that upon and only upon the occurrence of certain conditions precedent each of the named parties has the right to be granted up to an aggregate of 300,000 additional stock options at an exercise price of $.50 per share and an additional 300,000 stock options at an exercise price of $1.00 per share.

(2) The Potential Realizable Value shown in the table represents the maximum gain if held for the full two-year term at each of the assumed annual appreciation rates. Gains, if any, are dependant upon the actual appreciation rates. Gains, if any, are dependant upon the actual performance of the Common Stock and the timing of any sale of the stock.

AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES

The following table shows information concerning the exercise of stock options during fiscal years 1995 and 1996, by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                                 Number of            Value of Unexercised
                          Shares Acquired        Value           Unexercised Options  In-the-Money Options
Name                      on Exercise  (#)       Realized ($)    at FY-End (#)            at FY-End(1)
--------------            ----------------       ------------    -------------------  ---------------------
Ralph R. Noyes
    1995                        -0-              -0-                    200,000                 $154,000
    1996                        -0-              -0-                        -0-                 $154,000
Gerald G. Carlson
    1995                        -0-              -0-                    200,000                 $154,000
    1996(2)                     -0-              -0-                        -0-                      -0-

(1) The Common Stock is traded in the over-the-counter market and quotations are published on the National Association of Securities Dealers Automated Quotation (NASDAQ) Bulletin Board and in the National Quotation Bureau "pink sheets." The figures presented assume that the Common Stock could be sold in one transaction without any discount to the market price as of December 29, 1995, and December 31, 1996. However, because the Common Stock trades only intermittently and at extremely low volumes, the likelihood of a seller liquidation of the volume of stock indicated in the table above at market price as of the respective dates is very speculative.

(2) Mr. Carlson's options were canceled effective November 30, 1996, upon his resignation as President and Director of the Company.

OTHER TRANSACTIONS WITH MANAGEMENT

Hecla Mining Company receives a fee for general and administrative expenses provided to the Company. During the years ended December 31, 1996 and 1995, Hecla Mining Company received $64,713, and $88,172, respectively. At December 31, 1996, the Company was indebted to Hecla Mining Company and one of its subsidiary in the amount of approximately $816,900. The indebtedness was to fund the Company's acquisition and exploration programs in Mexico and for general corporate activities.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             CONSIL CORP., STANDARD & POOR'S 500, AND PEER GROUP(1)

The following table illustrates the yearly changes in the cumulative total shareholder return on the Company's common stock compared with the cumulative total return on the Standard & Poor's 500 stock index and a custom peer group for the five years ended December 31, 1996.

Date                    ConSil            S&P 500           Peer Group
------                  -------           --------          -----------
December 1991          $100.00            $100.00            $100.00
December 1992           110.67             107.61              89.17
December 1993           188.00             118.41              54.41
December 1994           166.67             120.01              29.38
December 1995           273.33             164.95              20.77
December 1996           200.00             202.73              14.15

The custom peer group was selected on the basis of market capitalization as of December 31, 1996. The custom peer group is comprised of:

      American Claims Evaluation          M G Products Inc.
      Arista Investment Corporation       Moore Handley Inc.
      Bio Reference Labs                  Paris Corporation
      Comtech Telecommunication           Pollution Resh & Cntl/California
      Electro Catheter Corporation        Puroflow Inc.
      Electrocon International Inc.       Santa Fe Gaming Corporation
      Family Steak Houses of Florida            Spire Corporation
      Grandetel Technologies Inc.         Teletek Inc.
      Healthy Planet Products Inc.        Tenera Inc.
      Jim Hjelms Private Coll Ltd.        Waters Instrument Inc.
      Lakeland Industries Inc.                  Westmoreland Coal Company
      Luxtec Corporation

These companies were selected from all publicly traded companies on the basis of their market capitalization value ranging from -3 to +3 percent of ConSil Corp.'s market capitalization and having five years of stock price history.

(1) Assumes that dividends are reinvested regularly; market returns are ajdusted for spin-offs for both the Company and any peer group companies; the returns of each issuer in the peer group are weighted quarterly for stock market capitalization; and if any member of the peer group is a foreign issuer and not traded on a U.S. exchange, the market value is converted to U.S. dollars. However, returns only reflect the performance of the stock and not gains or losses due to currency fluctuations.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of December 31, 1996, the outstanding Common Stock of the Company beneficially owned by each of the Officers and Directors of the Company, all Officers and Directors as a group, and each person known by the Company to own more than five percent (5%) of the Company's Common Stock.

                                                     Common Stock      Percent
Shareholder                                                 Owned  Outstanding
-----------                                  --------------------  -----------
Hecla Mining Company  . . . . . . . . . . . . . . . . . 7,418,300       78.45%
Ralph R. Noyes  . . . . . . . . . . . . . . . . . . . . . . 5,000 less than 1%
Michael B. White  . . . . . . . . . . . . . . . . . . . . . 1,000 less than 1%
All Officers and Directors as a Group (six individuals) 7,424,300       78.52%

The Company does not know of any other person or entity who held more than five percent (5%) of the Company's outstanding Common Stock as of December 31, 1996, or as of the date of the preparation of this Information Statement.

                              RECENT MARKET PRICES

The Common Stock of the Company is traded on the over-the-counter market and quotations are published on the National Association of Securities Dealers Automated Quotation (NASDAQ) Bulletin Board and in the National Quotation Bureau "pink sheets" under the symbol CSLV. There has not been an established trading market for the Common Stock and the below-described quotations, when available, do not constitute a reliable indication of the price that a holder of the Common Stock could expect to receive upon sale of any particular quantity thereof. The Company also trades on the Vancouver Stock Exchange under the symbol CS .

The following table sets forth the high and low bid and ask prices of the Company's Common Stock as provided by the National Quotation Bureau for the quarterly periods indicated. The prices reported by the National Quotation Bureau represent prices between dealers, do not include retail markups, markdowns, or commissions and do not necessarily represent actual transactions.

                                         Bid
                                                               Asked
                                  -----------------       -----------------
1996                                 High    Low             High     Low
      January 2-March 29            $1.125  $  .875         $1.3125  $1.125
      April 1-June 28               $1.000  $  .875         $1.25    $1.125
      July 1-September 30           $ .9375 $  .50          $1.25    $ .875
      October 1-December 31         $ .75   $  .50          $1.125   $ .8125
1995
      January 3-March 31            $ .50   $  .25          $1.00    $ .625
      April 3-June 30               $ .75   $  .55          $ .85    $ .65
      July 3-September 29           $1.1875 $  .5625        $1.375   $ .6875
      October 2-December 29         $1.1875 $  .875         $1.3125  $1.125

1994
      January 3-March 31           $  .50   $  .25          $1.00   $  .75
      April 4-June 30              $  .50   $  .25          $1.00   $  .875
      July 1-September 30          $  .50   $  .25          $1.00   $  .8125
      October 3-December 30        $  .50   $  .25          $1.00   $  .8125

The number of holders of record of the Company's common stock as of December 31, 1996, was approximately 3,600.


                     MATTERS TO BE CONSIDERED AND VOTED UPON
                      AT THE ANNUAL MEETING OF SHAREHOLDERS

ELECTION OF DIRECTORS

At the meeting, five (5) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified. The nominees for Directors, together with certain information with respect to them, are as follows:

                                       Year First     Common Shares Owned
                                       Became         Beneficially, Directly or
Name                    Age            A Director     Indirectly, as of 12/31/96
--------                ----           ----------     --------------------------
Ralph R. Noyes           49              1991              5,000
Michael B. White         46              1989              1,000
Robert Stuart Angus      47              1995              None
William J. Weymark       43              1995              None
Charles F. Asher         74              1992              None

RALPH R. NOYES has been President of the Company since 1991 and Vice President of Metal Mining with Hecla Mining Company since 1988.

MICHAEL B. WHITE has been Vice President of the Company since 1992 and served as Secretary of the Company from 1982 to 1996. Mr. White is Vice President-General Counsel and Secretary of Hecla Mining Company.

ROBERT STUART  ANGUS is  an attorney  and partner in  the Canadian  law firm  of
Stikeman  Elliott, in  Vancouver, British Columbia.   He serves on  the board of
several Canadian public mineral resource companies.

WILLIAM J. WEYMARK, B.SC., P.ENG. has been President of Vancouver Wharves since December 1996. Prior to that he was Vice President of Operations of Vancouver Wharves from 1991 through 1996. He serves on the board of several Canadian public resource companies.

CHARLES F. ASHER is President of Plainview Mining Company.   He  has served as a
director of Merger Miners Corporation and Verna Mae Mining since 1987.

AMEND ARTICLE V OF RESTATED ARTICLES OF INCORPORATION

At the Annual Meeting, Shareholders will be asked to ratify, approve and confirm the following Resolution of the Board of Directors of the Company, unanimously adopted at the Annual Meeting of the Board of Directors held January 13, 1997, to authorize the Company to amend paragraph two of Article V of the Restated Articles of Incorporation.

      RESOLVED:   That  paragraph two  of Article  V of  the  Company's Restated
      Articles of Incorporation shall be amended to read as follows:

                                   ARTICLE V.
                                     Shares

      The total number of shares of Common Stock that the corporation will have authority to issue is One Hundred Million (100,000,000), no par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

DISCUSSION

The Company is currently authorized to issue Twenty Million (20,000,000) shares of its Common Stock, par value $.10 per share, of which 9,455,689 shares were issued and outstanding and held of record by approximately 3,600 Shareholders as of December 31, 1996, and 515,000 shares are reserved for issuance upon the exercise of outstanding options.

The Board of Directors has determined that it would be advisable and in the best interest of the Company to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000 shares in order to provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs, including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company is negotiating for the financing required for a previously announced transaction involving the sale of $6 million to $15 million of the Company's Common Stock.

Accordingly, on January 13, 1997, the Company's Board of Directors approved an amendment to the Company's Restated Articles of Incorporation which would authorize an increase in the Company's capital stock from 20,000,000 to 100,000,000 shares. If the amendment is approved by the Shareholders, the Restated Articles of Incorporation will be amended to reflect the increase.

All shares of Common Stock are equal with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. There are no conversion, preemptive, or other subscription rights or privileges with respect to any shares. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding (including, if authorized, the additional Common Stock provided for in the Proposal) will remain available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its Shareholders, but in which unaffiliated shareholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors, executive officers. and affiliates, could prevent the majority shareholder vote required by the Company's Restated Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. One of the effects of the Proposal, if approved, might be to make a tender offer more difficult to accomplish. This may be beneficial to Management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock resulting from the Proposal would, when issued, have the same rights as the issued and outstanding shares of Common Stock. Shareholders of the Company do not have preemptive rights nor will they as a result of the Proposal.

If the Proposal is approved, the additional, authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining Shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the Proposal, although the Proposal would increase the number of shares of Common Stock that are available for the taking of such action.

While the Board of Directors is seeking this authority from the Shareholders, at this time, other than as stated herein, it has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in the Proposal. If, however, the need arises in the future to issue additional shares, there may not be sufficient time to call a Shareholders' meeting to approve the increase in authorized Common Stock.

The Board of Directors recommends a vote for the amendment of Article V of the Restated Articles of Incorporation.

APPROVAL OF STOCK OPTION AND INCENTIVE STOCK OPTION PLANS

At the Annual Meeting, Shareholders will be asked to approve the following resolutions ratifying, approving, and confirming the Board of Directors' adoption of the Company's Stock Option Plan and Incentive Stock Option Plan effective January 13, 1997.

      RESOLVED: That the Stock Option Plan adopted by the Company's Board of Directors effective on January 13, 1997, be and hereby is ratified, approved and confirmed.

      IT  IS FURTHER  RESOLVED:    That the  Incentive Stock  Option  Plan
      adopted by the Company's Board of Directors effective January 13, 1997, be and hereby is ratified, approved and confirmed.

DISCUSSION

The adoption of the Stock Option Plan and the Incentive Stock Option Plan is intended to give the Company greater ability to attract, retain, and motivate its officers, key employees, and directors; and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in Shareholder value.

The Stock Option Plan and Incentive Stock Option Plan are identical as to eligibility except the Incentive Stock Option Plan is intended only for employees and the Stock Option Plan is intended to cover officers, directors, and employees (including non-employee directors). Consultants are not eligible to receive Options under the eligibility provisions of either plan. The Incentive Stock Option Plan is structured as a qualified plan under the Internal Revenue Code, and the Stock Option Plan is not a qualified plan. Both plans are administered under the auspices of the Board of Directors. It is intended, that to the extent possible, the exercise of Stock Options will be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

Options  are exercisable  for a maximum  of five (5) years.   Transferability is
prohibited except for limited circumstances regarding the demise of an Optionee.

The maximum number of shares available for issue upon the exercise of all stock option plans adopted by the Company shall not exceed ten percent (10%) of the issued and outstanding shares, and the aggregate number of shares issuable upon exercise of the options to any one person shall not exceed five percent (5%) of the issued and outstanding shares.

The option price for the Incentive Stock Options may be no less than the fair market value on the date of grant of the Option, except that the exercise price for any ten percent (10%) shareholder must be 110% of the fair market value on the date of grant. The Option price for the Stock Option Plan is the lowest allowable price under applicable law.

Copies of the Stock Option Plan and Incentive Stock Option Plan are attached hereto as Exhibits A and B, respectively, and incorporated herein by this reference.

GRANT OF STOCK OPTIONS

At the Annual Meeting, Shareholders will be asked to approve the following resolutions ratifying, approving, and confirming the previous grant and ensuing grants by the Company of stock options to "insiders" of the Company, as defined under the Securities Act (British Columbia), in accordance with the policies of the Vancouver Stock Exchange.

      RESOLVED: Stock options granted pursuant to the Company's Stock Option Plan and Incentive Stock Option Plan by the Board of Directors of the Company in the following amounts to the following individuals, who are insiders of the Company as defined by the Securities Act (British Columbia), be and the same are hereby ratified, approved, and confirmed, subject to regulatory approval in accordance with the requirements of the Vancouver Stock Exchange:

                              No. of Shares  Exercise Price    Expiration
      Name of Optionee        Under Option   Per Share (U.S.$) Date
      ----------------        ------------   ----------------- ------------
      Incentive Stock Option Plan:
        Ralph Noyes                175,000       $0.87         January 13, 2002
        Cheryl Maher               100,000        0.87         January 13, 2002
        Michael White               60,000        0.87         January 13, 2002
      Stock Option Plan:
        R. Stuart Angus             60,000        0.87         January 13, 2002
        William Weymark             60,000        0.87         January 13, 2002
        Charles Asher               60,000        0.87         January 13, 2002

      IT IS FURTHER RESOLVED: That the Board of Directors of the Company be and hereby are authorized during the ensuing year to grant stock options, pursuant to the rules and policies of the Vancouver Stock Exchange and the Company's Stock Option Plan and Incentive Stock Option Plan, to individuals who are insiders of the Company as defined by the Securities Act (British Columbia) and to make amendments to existing stock options as may be permitted under the rules and policies of the Vancouver Stock Exchange and that any one directors or officer is hereby authorized to do all acts and things, to deliver all documents and instruments, to give all notices and to deliver and file with regulatory authorities or otherwise or distribute all documents which may be necessary or desirable to give effect to or carry out the foregoing resolution.

During the past year, incentive stock options as set forth above were granted by the Company and remain outstanding.

DISCUSSION

Shareholder approval of the grant of incentive stock options to insiders is required prior to such options being exercised pursuant to the rules and policies of the Vancouver Stock Exchange. No one director or employee may be granted options that make available a number of shares exceeding five percent (5%) of the issued share capital of the Company. The option exercise price cannot be less than the average closing price of the Company's shares for the ten trading days immediately preceding the day on which the Company grants the option to the director or employee. The Company is then required to immediately issue a news release disclosing the grant; and within thirty (30) days thereafter, file the necessary documentation with the Vancouver Stock Exchange.

SELECTION OF AUDITORS

From the Company's inception through the year ended December 31, 1996, the Company has retained Coopers & Lybrand as its independent auditors. It shall be the Company's practice to refer to the Shareholders the selection of the firm to audit its annual financial statements.

The Board of Directors recommends a vote for the appointment of Coopers & Lybrand as the independent auditors for the Company for the year 1997. It is expected that a representative of Coopers & Lybrand will be present at the Annual Meeting, will have an opportunity to make a statement, and there will be an opportunity to ask questions of the representative.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the 1997 Annual Meeting of Shareholders. However, in the event any other matters properly come before the 1997 Annual Meeting of Shareholders, such matters will be acted upon accordingly.


                              SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in 1998, must be received by the Secretary of the Company on or before October 1997, in order to be included in the Information Statement for such meeting. Proposals should be directed to Mr. Michael B. White, Secretary.


             ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

The Company's Annual Report  to the Securities and Exchange Commission (Form 10-
K) is available to Shareholders on the record date free of charge for the Company's most recent fiscal year. Requests should be addressed to:

                                Michael B. White
                                  ConSil Corp.
                               6500 Mineral Drive
                        Coeur d'Alene, Idaho  83814-8788.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.






RALPH NOYES, Chairman of the Board

                                                                       EXHIBIT A

                                STOCK OPTION PLAN
                                       OF
                                  CONSIL CORP.

                                       I.
                                 PURPOSE OF PLAN

The ConSil Corp. Stock Option Plan (the "Plan") is intended to advance the interests of ConSil Corp. (the "Company"), its shareholders, and its subsidiaries by encouraging and enabling selected officers, directors, and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the Plan are intended to be options which do not meet the requirements of
Section 422 of the Internal Revenue Code of 1986 (the "Code").

                                       II.
                                   DEFINITIONS

2.1 "Administrative Committee" means the Board of Directors or a committee appointed by the Board of Directors, pursuant to Article III below, administering the Plan.

2.2   "Affiliate" means a  "parent corporation" of the Company, as  described in
      Section 424(e) of the Code, or a "subsidiary corporation" of the Company, as described in Section 424(f) of the Code.

2.3   "Board" means the Board of Directors of the Company.

2.4   "Code" means the Internal Revenue Code of 1986.

2.5   "Common Stock" means the Company's no par value Common Stock.

2.6   "Company" means ConSil Corp.

2.7 "Date of Grant" means the date on which an Option is granted under the Plan.

2.8 "Disinterested Person" has the meaning defined in Article 3.1(c) of this Plan.

2.9   "Option" means an option granted under the Plan.

2.10 "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

2.11  "Plan" means this Stock Option Plan.

2.12 "Qualified Successor" means a person or persons entitled under Optionee's will or applicable laws of descent and distribution to receive Incentive Stock Options held by Optionee at the time of Optionee's death.

2.13 "Reorganization" and "Reorganization Agreement" have the meanings defined in Article VII of this Plan.

2.13  "Subsidiary"  or   "Subsidiaries"  means  a   subsidiary  corporation   or
      corporations of the Company as defined in Section 424 of the Code.

2.14 "Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

                                      III.
                             ADMINISTRATION OF PLAN

3.1 This Plan shall be administered by the Board of Directors of the Company (the "Board") unless a committee of the Board is appointed in accordance with Article 3.2 or 3.4(b) below. The Board, or such committee if appointed, will be referred to in this Plan as the "Administrative Committee."

3.2 The Board may at any time appoint a committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. After it is appointed, the committee shall continue to serve until otherwise directed by the Board. The Board may appoint additional members to the committee; remove members (with or without cause); fill vacancies however caused; and/or remove all members of the committee and thereafter directly administer this Plan.

3.3 A majority of the members of the Administrative Committee shall constitute a quorum; and subject to the limitations of this Article III, all actions of the Administrative Committee shall require the affirmative vote of members who constitute a majority of a quorum. Members of the Administrative Committee who are not Disinterested Persons (as defined in Article 3.4(c)) may vote on any matters affecting the administration or the grant of Stock Options under the Plan; provided, however, that no member shall vote on the granting of a Stock Option to himself or herself (but a member may be counted in determining the existence of a quorum at a meeting of the Administrative Committee during which action is taken with respect to the granting of such Stock Option).

3.4 Notwithstanding the foregoing provisions of this Article III, to the extent necessary to be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall from the effective date of registration until six months after the termination thereof, be administered as follows:

      a. The Board shall administer the Plan directly (regardless of whether a committee of the Board has been appointed under Article 3.2) as long as each member of the Board is a Disinterested Person, and all actions of the Board as the Administrative Committee shall require the affirmative vote of directors who constitute a majority of a quorum.

      b. If at any time a member of the Board is not a Disinterested Person, the Board shall appoint a committee consisting of two or more of its members, each of whom is a Disinterested Person, to administer this Plan on behalf of the Board. Such committee shall act in accordance with terms and conditions prescribed by the Board to the extent such terms and conditions are not inconsistent with this Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may appoint additional members to the committee; remove members (with or without cause); fill vacancies however caused; and/or at any time when all members of the Board are Disinterested Persons, remove all members of the committee and thereafter directly administer this Plan. At no time shall a person who is not a Disinterested Person serve on the committee appointed under this Article 3.4(b), nor shall such committee at any time have fewer than two members.

      c. The term "Disinterested Person" shall mean a director who, during the one year prior to service as a member of the Administrative Committee or during such service, is not granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its Affiliates (as defined in Article 2.2) other than grants or awards that pursuant to Rule 166-3(c)(2)(i) under the Exchange Act will not cause the director to cease to be a "Disinterested Person," as defined in such rule.

3.5   The following provisions shall apply to the Administrative Committee:

      a. The Administrative Committee shall have the authority to (i) administer this Plan in accordance with its express terms; (ii)
            determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Common Stock;
            (iii) correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; (iv) prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; (v) determine the duration and purposes of leaves of absence which my be granted to participants without constituting a termination of employment for purposes of this Plan; and (vi) make all other determinations necessary or advisable for administration of this Plan.

      b. The authority of the Administrative Committee to administer the Plan shall be exercised consistently with the intent that (i) the Stock Options issued under this Plan qualify under Section 422 of the Code (including any amendments thereof or successor provision similar thereto); and (ii) the Plan be administered in a manner that satisfies the conditions of Rule 16b-3(c)(2)(i) under the Exchange Act (including any amendments thereof and any successor provision similar thereto) so that the grant of Stock Options under this Plan, and all other actions taken with respect to the Plan, to the options granted thereunder and to the Common Stock acquired upon exercise of Stock Options, shall to the extent possible be exempt from the operation of Section 16(b) of the Exchange Act.

      c. All determinations made by the Administrative Committee in good faith on matters referred to in this Article 3.5 shall be final, conclusive, and binding upon all persons. The Administrative
            Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

                                   ARTICLE IV.
                         COMMON STOCK SUBJECT TO OPTIONS

The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under this Plan and any other stock option plan adopted by the Company shall not exceed ten percent (10%) of the then currently issued and outstanding shares of the Company's Common Stock, subject to adjustment under the provisions of Article VII. The aggregate number of shares of the Company's Common Stock which may be issued to any one person shall not exceed five percent (5%) of the then currently issued and outstanding shares of the Company's Common Stock. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.


                                   ARTICLE V.
                                  PARTICIPANTS

Options may be granted under the Plan to any person who is or who agrees to become an officer, director, or employee (including officers and employees who are also directors) of the Company or any of its subsidiaries.

                                   ARTICLE VI.
                         TERMS AND CONDITIONS OF OPTIONS

Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable officer or employee and shall contain such terms and be in such form as the Administrative Committee may from time to time approve, subject to the following limitations and conditions:

6.1 OPTION PRICE. The Option price per share with respect to each Option may be the lowest price allowable under applicable laws and regulations.

6.2 PERIOD OF OPTION. The expiration date of each Option shall be fixed by the Administrative Committee; but notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than five (5) years from the Date of Grant.

6.3 VESTING OF SHAREHOLDER RIGHTS. Neither an Optionee nor his successor shall have any of the rights of a shareholder of the Company until the Option has been exercised and the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

6.4 EXERCISE OF OPTION. Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the Option; provided, however, the Administrative Committee may by the provisions of any Option agreement limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. An Option shall not be exercisable in whole or in part prior to the date of shareholder approval of the Plan.

6.5 NON-TRANSFERABILITY OF OPTION. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Administrative Committee.

6.6 TERMINATION OF EMPLOYMENT. Upon termination of an Optionee's employment with the Company or with any of its subsidiaries, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such Option privileges shall expire unless exercised by him within 30 days after the date of such termination. In the event of termination of an Optionee's employment "for cause," his Option privileges shall immediately terminate. The granting of an Option to an eligible person does not alter in any way the Company's or the relevant subsidiary's existing rights to terminate such person's employment at any time for any reason or for no reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

6.7 DEATH OF OPTIONEE. If an Optionee dies while a member of the Board or in the employ of the Company or any subsidiary, the Option privileges of the estate shall be limited to the shares which were immediately purchasable by the Optionee at the date of death and such Option privileges shall expire unless exercised by the Optionee's successor within one year after the date of death.

                                  ARTICLE VII.
                                   ADJUSTMENTS

7.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Administrative Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Administrative Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extend practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

7.2 In the event of the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Administrative Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time.

7.3 In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

      a. If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion, or exchange of the shares under outstanding and unexercised stock Options for securities of another corporation, then the Administrative Committee shall take such action, and the Options shall terminate, as provided in Article 7.2; or

      b. If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock
            Options   for  securities   of   another   corporation,   then   the
            Administrative Committee shall adjust the shares under such outstanding and unexercised stock Options (and shall adjust the shares remaining under the Plan which are then available to the Optionee under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options.

      The term "Reorganization" as used in this Article VII shall mean any statutory merger; statutory consolidation; sale of all or substantially all of the assets of the Company; or pursuant to an agreement with the Company, the sale of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

7.4 Adjustments and determinations under this Article VII shall be made by the Administrative Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

                                  ARTICLE VIII.
                         RESTRICTIONS ON ISSUING SHARES

The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.


                                   ARTICLE IX.
                                 USE OF PROCEEDS

The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

                                   ARTICLE X.
                  AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN

The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interest of the Company; provided, however, that without approval by the shareholders of the Company representing a majority of the voting power, no such amendment shall (i) except as specified in Article VII, increase the maximum number of shares for which Options may be granted under the Plan; (ii) change the provisions of Article
6.01 relating to the establishment of the Option price; (iii) change the provisions of Article 6.2 relating to the expiration date of each Option; or
(iv) change the provisions of the second sentence of this Article X relating to the term of this Plan. Unless the Plan shall theretofore have been terminated by the Board or as provided in Article XI, the Plan shall terminate ten years after the effective date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. Except as provided in Article XI, no amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

                                   ARTICLE XI
                     OPTION AGREEMENT AND LEGEND REQUIREMENT

Each Stock Option granted hereunder shall be evidenced by a written agreement executed by the Company and the Optionee. Such agreement shall contain the terms of the Stock Option specified by Article VI, together with other terms, conditions, and provisions that the Administrative Committee deems advisable and that are not inconsistent with the terms and conditions of this Plan. Such agreement shall also provide that, by accepting a Stock Option granted under this Plan, the Optionee, for himself or herself, for his or her Qualified Successor, and for his or her heirs, successors and assigns:

      (i) Recognizes, agrees and acknowledges that no registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws, will have been filed as to either the Stock Option or any shares of Common Stock that may be acquired upon exercise of such Stock Option;

      (ii) Warrants and represents that the Stock Option and any shares of Common Stock of the Company acquired upon exercise of the Stock Option will be acquired and held by the Optionee for the Optionee's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time;

      (iii) Acknowledges and consents to the appearance of a printed legend on the back of each stock certificate representing shares of Common Stock issued upon exercise of the Stock Option, which legend shall read as follows:

                         NOTICE: RESTRICTION ON TRANSFER

            The securities represented hereby have not been registered under the Securities Act of 1933 or any state securities laws, and may not be offered, sold, transferred, encumbered or otherwise disposed of except upon satisfaction of certain conditions set forth in the ConSil Corporation Stock Option Plan. Information concerning these restrictions may be obtained from the corporation or its legal counsel. Any offer or disposition of these securities without satisfaction of such conditions will be wrongful and will not entitle the transferee to register ownership of the securities with the corporation. These securities may also be subject to repurchase by the corporation upon certain terms and conditions set forth in said documents.

      (iv) Agrees not to sell, transfer or otherwise dispose of any shares of Common Stock that may be acquired upon exercise of the Stock Option unless (i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Optionee delivers to the Company, at the Optionee's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Optionee in the manner proposed, or (iii) the Optionee delivers to the Company, at the Optionee's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Optionee and satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws; and

      (v) Agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the Company as a result of any breach by the Optionee of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in such agreement.

If a registration statement under the 1933 Act is hereafter filed with respect to Stock Options granted or to be granted hereunder and the shares of Common Stock that may be acquired upon exercise of such Stock Options, then, following the effectiveness of such registration statement, the provisions in agreements representing Stock Options that would otherwise be required by this Article XI may, in the discretion of the Administrative Committee, be modified or eliminated.

                                  ARTICLE XII.
                 EFFECTIVE DATE OF PLAN AND SHAREHOLDER APPROVAL

The effective date of the Plan is January 13, 1997, the date of its approval by the Board; provided, however, if the Plan is not approved by the shareholders of the Company representing a majority of the voting power at the next shareholders' meeting or if the Plan is not approved by such shareholders before January 12, 1998, the Plan shall terminate and any Options granted thereunder shall be void and have no force or effect.

This Plan is adopted this 13th day of January, 1997.

CONSIL CORP.



BY:                                       BY:
    --------------------------------          --------------------------------
     Ralph Noyes, President                    Nathaniel K. Adams, Secretary

                                                                       EXHIBIT B

                           INCENTIVE STOCK OPTION PLAN
                                       OF
                               CONSIL CORPORATION


ARTICLE      I.   Purpose of Plan
ARTICLE     II.   Definitions
ARTICLE    III.   Administration of the Plan
ARTICLE     IV.   Eligibility
ARTICLE      V.   Shares Available for Incentive Stock Options
ARTICLE     VI.   Option Terms
ARTICLE    VII.   Limitation on Exercise of Options
ARTICLE   VIII.   Exercise of Option
ARTICLE     IX.   Transferability of Options
ARTICLE      X.   Termination of Options
ARTICLE     XI.   Adjustments to Options
ARTICLE    XII.   Termination and Amendment
ARTICLE   XIII.   Option Agreement and Legend Requirement
ARTICLE    XIV.   Miscellaneous Provisions
ARTICLE     XV.   Effective Date of Plan

ConSil Corporation, an Idaho corporation (the "Company"), hereby establishes and sets forth the terms of the ConSil Corporation INCENTIVE STOCK OPTION PLAN (the "Plan"), dated January 13, 1997.


                                    ARTICLE I
                                 Purpose of Plan

The purpose of this Plan is to provide participating employees an incentive to exert their best efforts on behalf of the Company. The Plan seeks to accomplish this purpose by giving such employees an opportunity to gain a proprietary interest in the Company in the form of stock options. Holders of the options are allowed to acquire stock of the Company on favorable terms. An option granted hereunder shall be referred to herein as an "Incentive Stock Option," and all such options are intended to constitute an "incentive stock option"' as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").


                                   ARTICLE II
                                   Definitions

2.1 "Administrative Committee" means the Board of Directors or a committee appointed by the Board of Directors, pursuant to Article III below, administering the Plan.

2.2   "Affiliate" means a  "parent corporation" of the Company, as  described in
      Section 424(e) of the Code, or a "subsidiary corporation" of the Company, as described in Section 424(f) of the Code.

2.3   "Board" means the Board of Directors of the Company.

2.4   "Code" means the Internal Revenue Code of 1986.

2.5   "Common Stock" means the Company's no par value Common Stock.

2.6   "Company" means ConSil Corp.

2.7 "Date of Grant" means the date on which an Incentive Stock Option is granted under the Plan.

2.8 "Disinterested Person" has the meaning defined in Article 3.4(c) of this Plan.

2.9   "Incentive Stock Option" means an option granted under the Plan.

2.10 "Optionee" means a person to whom an Incentive Stock Option, which has not expired, has been granted under the Plan.

2.11  "Plan" means this Incentive Stock Option Plan.

2.12 "Qualified Successor" shall have the meaning as defined in Article 9.2 of this Plan.

2.13 "Reorganization" and "Reorganization Agreement" have the meanings defined in Article XI of this Plan.

2.14  "Subsidiary"  or  "Subsidiaries"   means  a   subsidiary  corporation   or
      corporations of the Company as defined in Section 424 of the Code.

2.15 "Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Incentive Stock Option by bequest or inheritance or by reason of the death of any Optionee.

2.16 "Terminating Event" shall have the meaning as defined in Article 11.2 of this Incentive Stock Option Plan.


                                   ARTICLE III
                           Administration of the Plan

3.1 This Plan shall be administered by the Board of Directors of the Company (the "Board") unless a committee of the Board is appointed in accordance with Article 3.2 or 3.4(b) below. The Board, or such committee if appointed, will be referred to in this Plan as the "Administrative Committee."

3.2 The Board may at any time appoint a committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. After it is appointed, the committee shall continue to serve until otherwise directed by the Board. The Board may appoint additional members to the committee; remove members (with or without cause); fill vacancies however caused; and/or remove all members of the committee and thereafter directly administer this Plan.

3.3 A majority of the members of the Administrative Committee shall constitute a quorum; and subject to the limitations of this Article III, all actions of the Administrative Committee shall require the affirmative vote of members who constitute a majority of a quorum. Members of the Administrative Committee who are not Disinterested Persons (as defined in Article 3.4(c)) may vote on any matters affecting the administration or the grant of Incentive Stock Options under the Plan; provided, however, that no member shall vote on the granting of an Incentive Stock Option to himself or herself (but a member may be counted in determining the existence of a quorum at a meeting of the Administrative Committee during which action is taken with respect to the granting of such an Incentive Stock Option).

3.4 Notwithstanding the foregoing provisions of this Article III, to the extent necessary to be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall from the effective date of registration until six months after the termination thereof, be administered as follows:

      a. The Board shall administer the Plan directly (regardless of whether a committee of the Board has been appointed under Article 3.2) as long as each member of the Board is a Disinterested
              Person, and all actions of the Board as the Administrative Committee shall require the affirmative vote of directors who constitute a majority of a quorum.

      b. If at any time a member of the Board is not a Disinterested Person, the Board shall appoint a committee consisting of two or more of its members, each of whom is a Disinterested Person, to administer this Plan on behalf of the Board. Such committee shall act in accordance with terms and conditions prescribed by the Board to the extent such terms and conditions are not inconsistent with this Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may appoint additional members to the committee; remove members (with or without cause); fill vacancies however caused; and/or at any time when all members of the Board are Disinterested Persons, remove all members of the committee and thereafter directly administer this Plan. At no time shall a person who is not a Disinterested Person serve on the committee appointed under this Article 3.4(b), nor shall such committee at any time have fewer than two members.

      c. The term "Disinterested Person" shall mean a director who, during the one year prior to service as a member of the Administrative Committee or during such service, is not granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its Affiliates (as defined in Article 2.2) other than grants or awards that pursuant to Rule 166-3(c)(2)(i) under the Exchange Act will not cause the director to cease to be a "Disinterested Person," as defined in such rule.

3.5   The following provisions shall apply to the Administrative Committee:

      a. The Administrative Committee shall have the authority to (i) administer this Plan in accordance with its express terms; (ii) determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Common Stock;
              (iii) correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; (iv) prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; (v) determine the duration and purposes of leaves of absence which my be granted to participants without constituting a termination of employment for purposes of this Plan; and (vi) make all other determinations necessary or advisable for administration of this Plan.

      b. The authority of the Administrative Committee to administer the Plan shall be exercised consistently with the intent that (i) the Incentive Stock Options issued under this Plan qualify under
              Section 422 of the Code (including any amendments thereof or successor provision similar thereto); and (ii) the Plan be administered in a manner that satisfies the conditions of Rule 16b-3(c)(2)(i) under the Exchange Act (including any amendments thereof and any successor provision similar thereto) so that the grant of Incentive Stock Options under this Plan, and all other actions taken with respect to the Plan, to the options granted thereunder and to the Common Stock acquired upon exercise of Incentive Stock Options, shall to the extent possible be exempt from the operation of Section 16(b) of the Exchange Act.

      c. All determinations made by the Administrative Committee in good faith on matters referred to in this Article 3.5 shall be final, conclusive, and binding upon all persons. The Administrative
              Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.


                                   ARTICLE IV
                                   Eligibility

4.1 An officer, director or other individual shall be eligible to participate in this Plan provided that such individual (i) is in the employ of the Company or its Affiliate, (ii) is determined by the Administrative Committee to be a key employee of the Company or its Affiliate, and (iii) is selected by the Administrative Committee to receive one or more Incentive Stock Options under this Plan. Each key employee so selected by the Administrative Committee shall hereinafter be referred to as an "Optionee."

4.2 As used in this Plan, an "Affiliate" of a corporation shall mean a "parent corporation" of such corporation, as described in Section 424(e) of the Code, or to a "subsidiary corporation" of such corporation, as described in Section 424(f) of the Code.

4.3 No Incentive Stock Option shall be granted hereunder to a key employee who is not a resident of the State of Idaho, unless the Administrative Committee shall have determined, based on the advice of counsel, that the grant of such Incentive Stock Option (and the exercise thereof by the Optionee) will not violate the securities laws of the state where the Optionee resides.


                                    ARTICLE V
                  Shares Available for Incentive Stock Options

The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Incentive Stock Options granted under this Plan and any other stock option plan adopted by the Company shall not exceed ten percent (10%) of the then issued and outstanding shares of the Company's Common Stock, subject to adjustment under the provisions of Article XI. The aggregate number of shares of the Company's Common Stock which may be issued to any one person shall not exceed five percent (5%) of the then issued and outstanding shares of the Company's Common Stock. The shares of Common Stock to be issued upon the exercise of Incentive Stock Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Incentive Stock Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Incentive Stock Option but not purchased thereunder shall again be available for Incentive Stock Options to be granted under the Plan.



                                   ARTICLE VI
                                  Option Terms

6.1 With respect to each Incentive Stock Option granted to an Optionee selected by the Administrative Committee in accordance with Article III, the Administrative Committee shall specify the following terms of the Incentive Stock Option:

      a. The number of shares of Common Stock subject to the Incentive Stock Option.

      b. The date on which the grant of the Incentive Stock Option shall be effective (the "Date of Grant").

      c. The period of time during which the Incentive Stock Option shall be exercisable, which shall in no event be more than five (5) years from the Date of Grant of the Incentive Stock Option.

      d. The price or prices at which the Incentive Stock Option shall be exercisable by the Optionee (the "Option Price"); provided, however, that the Option Price shall in no event be less than the fair market value, on the Date of Grant, of the shares of Common Stock subject thereto; and provided further, that, if such Incentive Stock Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of
              Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, then the Option Price shall be at least one hundred ten percent (110%) of the fair market value, on the Date of Grant, of the Common Stock subject thereto.

      e. Any vesting schedule pursuant to which the right of the Optionee to exercise the Incentive Stock Option shall be contingent upon the passage of a specified period of time following its Date of Grant, it being intended that the Administrative Committee shall have complete discretion with respect to the terms of the vesting schedule, including, without limitation, discretion (i) to allow full and immediate vesting upon grant of the Incentive Stock Option, (ii) to permit partial vesting in stated percentage amounts based on the length of the holding period of the Incentive Stock Option, or (iii) to permit full vesting after a stated holding period has passed. No rights to exercise the Incentive Stock Option shall vest after the termination of an Optionee's employment with the Company, unless further vesting is expressly allowed in the written agreement evidencing the Incentive Stock Option.

      f. Whether shares of Common Stock acquired upon exercise of the Incentive Stock Option will be subject to repurchase in accordance with Article XII.

      g. Such other terms and conditions as the Administrative Committee deems advisable and as are consistent with the terms and conditions of this Plan, including, without limitation, any repurchase provisions different from those set forth in Article XII.

6.2 Notwithstanding any provision of this Article VI to the contrary, no Incentive Stock Option shall be granted hereunder after the date immediately preceding the tenth (10th) anniversary of the date this Plan is adopted by the Board. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Incentive Stock Options granted hereunder be uniform.

                                   ARTICLE VII
                        Limitation on Exercise of Options

The aggregate fair market value of the Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under
Section 422 of the Code) are exercisable for the first time by an Optionee shall not exceed $100,000 (said value to be determined as of the respective Dates of Grant of such options).


                                  ARTICLE VIII
                               Exercise of Option

Subject to Article VII and any terms of an Incentive Stock Option specified pursuant to Article VI, an Optionee (or the Qualified Successor, as defined in Articles 9.2 and 9.3) may exercise an Incentive Stock Option, or any part thereof (unless partial exercise is specifically prohibited by the terms of the Incentive Stock Option), by giving written notice thereof to the Company at its principal place of business. Such notice shall include a written representation that the shares to be acquired will be acquired and held for investment and not for resale or distribution and be accompanied by any documents required by
Article VII above. Such notice shall be accompanied by full payment of the Option Price for the shares of Common Stock for which exercise is made. Payment shall be in lawful money of the United States and shall be made in cash or by certified or cashier's check; provided, however, that in the discretion of the Administrative Committee, payment may be made, in whole or in part, in shares of Common Stock or in any other form approved by the Administrative Committee. Following the exercise of an Incentive Stock Option, the Administrative Committee shall cause the information statement required by Section 6039 of the Code to be furnished to the Optionee within the time and in the manner prescribed by law.


                                   ARTICLE IX
                           Transferability of Options

9.1 Except as provided in Articles 9.2, 9.3 and 9.4 below, no Incentive Stock Option shall be transferable or exercisable by any person other than the Optionee to whom such Incentive Stock Option was originally granted.

9.2 In the event of the demise of an Optionee while in the employ of the Company, any Incentive Stock Options held by the Optionee shall pass to the person or persons entitled thereto under the will of the Optionee or applicable laws of descent and distribution (such person or persons are sometimes herein referred to collectively as the "Qualified Successor" of the Optionee). Any right under an Incentive Stock Option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Article X below, be exercisable by the Qualified Successor for a period of one (1) year following such demise.

9.3 In the event of an Optionee's demise, after the termination of Optionee's employment on account of a Disability (as defined in Article 11.2 below) but prior to the expiration of the one (1) year period specified in
      Article 11.2, any right under an Incentive Stock Option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Article X, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of such period of one (1) year following the date of Optionee's termination.

9.4 In the event of the demise of an Optionee, after the termination of Optionee's employment for any reason other than Disability, but prior to the expiration of the three (3) month period specified in Article 11.3, any right under any Incentive Stock Option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Article X, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of the three (3) months period following the date of Optionee's employment termination.

9.5 In the event two or more persons constitute the Qualified Successor of an Optionee, all rights of such Qualified Successor shall be exercisable, if at all, by the unanimous agreement of such persons.


                                    ARTICLE X
                             Termination of Options

To the extent not earlier exercised, an Incentive Stock Option shall terminate at the earliest of the following dates:

      a. The date specified in such Incentive Stock Option, which date shall not be extended for any reason;

      b. One (1) year following the date of termination of the Optionee's employment with the Company on account of (a) the Optionee's demise, or (b) the Optionee's disability, as defined in Section 22(e)(3) of the Code (herein referred to as "Disability");

      c.      Three  (3)  months  following  the   date  of  termination  of the
              Optionee's employment with the Company for any reason other than the Optionee's demise or Disability;

      d. The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation, of the Incentive Stock Option, by the Optionee or his or her Qualified Successor;

      e. The date a voluntary or involuntary petition is filed under the bankruptcy laws of the United States, or under the insolvency laws of any state, for the estate of the Optionee or his or her Qualified Successor; and

      f. The date specified in Article 11.2 for such termination in the event of a Terminating Event.


                                   ARTICLE XI
                             Adjustments to Options

11.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Administrative Committee in the number and kind of shares for the purchase of which Incentive Stock Options may be granted under the Plan. In addition, the Administrative Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Incentive Stock Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Incentive Stock Option shall, to the extend practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Incentive Stock Options shall be made without change in the total price applicable to the unexercised portion of the Incentive Stock Option but with a corresponding adjustment in the Incentive Stock Option price per share.

11.2 In the event of the dissolution or liquidation of the Company, any Incentive Stock Option granted under the Plan shall terminate as of a date to be fixed by the Administrative Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Incentive Stock Option as to all or any part of the shares covered thereby including shares as to which such Incentive Stock Option would not otherwise be exercisable by reason of an insufficient lapse of time.

11.3 In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

      a. If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion, or exchange of the shares under outstanding and unexercised incentive stock options for securities of another corporation, then the Administrative Committee shall take such action, and the Incentive Stock Options shall terminate, as provided in Article 11.2; or

      b. If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised incentive stock options for securities of another corporation, then the Administrative Committee shall adjust the shares under such outstanding and unexercised incentive stock options (and shall adjust the shares remaining under the Plan which are then available to the Optionee under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Incentive Stock Options.

      The term "Reorganization" as used in this Article XI shall mean any statutory merger; statutory consolidation; sale of all or substantially all of the assets of the Company; or pursuant to an agreement with the Company, the sale of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

11.4 Adjustments and determinations under this Article XI shall be made by the Administrative Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.


                                   ARTICLE XII
                            Termination and Amendment

12.1 Unless earlier terminated as provided below, this Plan shall terminate on, and no Incentive Stock Option shall be granted under this Plan after, the tenth (10th) anniversary of the date immediately preceding the date this Plan is adopted by the Board. Such termination shall not affect the rights of the Administrative Committee or the Company under the Plan (including, but not limited to, rights under Article XI above) with respect to any Incentive Stock Options theretofore granted or shares of Common Stock issued upon exercise thereof.

12.2 The Board may at any time terminate, suspend or amend the terms of this Plan; provided, however, that, except as provided in Article XI above, the Board may not, without prior approval by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy at the meeting at which such approval is sought:

             i. Change the aggregate number of shares of Common Stock reserved for issuance upon exercise of Incentive Stock Options granted under this Plan;

            ii. Increase the period during which Incentive Stock Options may be granted or exercised;

           iii. Change the class of employees who are eligible to receive Incentive Stock Options under this Plan; or

            iv. Make any change to the terms of this Plan which would cause the Incentive Stock Options granted hereunder to lose their qualification as incentive stock options under Section 422 of the Code.

12.3 Notwithstanding the above, the Administrative Committee may, subject to the terms and conditions of this Plan, grant additional Incentive Stock Options to an Optionee (if such Optionee is otherwise eligible) or, with the consent of the Optionee, grant a new Incentive Stock Option in lieu of an outstanding Incentive Stock Option, for a number of shares, at an Option Price and for a term which is greater or less than that of the earlier Incentive Stock Option.

12.4 No Incentive Stock Option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations with respect to any Incentive Stock Option theretofore granted or shares of Common Stock acquired upon exercise thereof.


                                  ARTICLE XIII
                     Option Agreement and Legend Requirement

Each Incentive Stock Option granted hereunder shall be evidenced by a written agreement executed by the Company and the Optionee. Such agreement shall contain the terms of the Incentive Stock Option specified by Article VI, together with other terms, conditions, and provisions that the Administrative Committee deems advisable and that are not inconsistent with the terms and conditions of this Plan. Such agreement shall also provide that, by accepting an Incentive Stock Option granted under this Plan, the Optionee, for himself or herself, for his or her Qualified Successor, and for his or her heirs, successors and assigns:

      i. Recognizes, agrees and acknowledges that no registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws, will have been filed as to either the Incentive Stock Option or any shares of Common Stock that may be acquired upon exercise of such Incentive Stock Option;

      ii. Warrants and represents that the Incentive Stock Option and any shares of Common Stock of the Company acquired upon exercise of the Incentive Stock Option will be acquired and held by the Optionee for the Optionee's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time;

      iii. Acknowledges and consents to the appearance of a printed legend on the back of each stock certificate representing shares of Common Stock issued upon exercise of the Incentive Stock Option, which legend shall read as follows:

                              NOTICE: RESTRICTION ON TRANSFER

                  The  securities   represented   hereby   have   not   been
                  registered under the Securities Act of 1933 or any state securities laws, and may not be offered, sold, transferred, encumbered or otherwise disposed of except upon satisfaction of certain conditions set forth in the ConSil Corporation Incentive Stock Option Plan. Information concerning these restrictions may be obtained from the corporation or its legal counsel. Any offer or disposition of these securities without satisfaction of such conditions will be wrongful and will not entitle the transferee to register ownership of the securities with the corporation. These securities may also be subject to repurchase by the corporation upon certain terms and conditions set forth in said documents.

      iv. Agrees not to sell, transfer or otherwise dispose of any shares of Common Stock that may be acquired upon exercise of the Incentive Stock Option unless (i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Optionee delivers to the Company, at the Optionee's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Optionee in the manner proposed, or (iii) the Optionee delivers to the Company, at the Optionee's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Optionee and satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws; and

      v. Agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorney's fees or other legal expenses incurred in the defense thereof, incurred by the Company as a result of any breach by the Optionee of, or any inaccuracy in, any representation, warranty, covenant or other provision contained in such agreement.

If a registration statement under the 1933 Act is hereafter filed with respect to Incentive Stock Options granted or to be granted hereunder and the shares of Common Stock that may be acquired upon exercise of such Incentive Stock Options, then, following the effectiveness of such registration statement, the provisions in agreements representing Incentive Stock Options that would otherwise be required by this Article XIII may, in the discretion of the Administrative Committee, be modified or eliminated.

                                   ARTICLE XIV
                            Miscellaneous Provisions

14.1 Nothing contained in this Plan shall obligate the Company to employ an Optionee for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

14.2 The provisions of this Plan, each Incentive Stock Option issued to an Optionee hereunder, and the agreement evidencing such Incentive Stock Option under Article XIV above shall be binding upon the Optionee, and his or her Qualified Successor, heirs, successors and assigns.

14.3 This Plan shall be construed, administered and enforced in accordance with the laws of the United States, to the extent applicable hereto, as well as the laws of the State of Idaho.


                                   ARTICLE XV
                             Effective Date of Plan

This Plan shall be effective upon adoption of a resolution of the Board approving it; and it shall be subject to approval, within twelve (12) months before or after the date it is adopted by the Board, by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy at a meeting at which such approval is sought. This Plan shall also be subject to any requirements imposed by the Director of the Department of Finance pursuant to the Idaho Securities Act. If the shareholder approval and notification requirements have not been satisfied on or prior to January 12, 1998, this Plan and any Incentive Stock Options granted hereunder prior to such date shall be void.

This Plan is adopted this 13th day of January, 1997.

CONSIL CORP.



By:
    ----------------------------------------------
      Ralph Noyes, President



By:
    ----------------------------------------------
      Nathaniel K. Adams, Secretary